SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

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☐ Preliminary Proxy Statement

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☐ Definitive Proxy Statement

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Mirum Pharmaceuticals, Inc.
(Name of Registrant as Specified In Its Charter)

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Your **Vote** Counts!

MIRUM PHARMACEUTICALS, INC.

2022 Annual Meeting
Vote by June 1, 2022
11:59 PM ET

MIRUM PHARMACEUTICALS, INC.
950 TOWER LANE, SUITE 1050
FOSTER CITY, CA 94404

D79192-P73491

You invested in MIRUM PHARMACEUTICALS, INC. and it's time to vote!

You have the right to vote on proposals being presented at the 2022 Annual Meeting of Stockholders (the "Annual Meeting"). **This is an important notice regarding the availability of proxy material for the Annual Meeting to be held on June 2, 2022.**

Get informed before you vote

View the Proxy Statement and Annual Report to Stockholders online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 19, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote in Person at the Annual Meeting*

June 2, 2022
9:00 AM (Pacific Time)

950 Tower Lane
Suite 1050
Foster City, California 94404

*Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

V1.1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the Annual Meeting. Please follow the instructions on the reverse side to vote on these important matters.

Voting Items	Board Recommends
1. To elect the three Class III directors named below to hold office until the Company's 2025 annual meeting of stockholders. **Nominees:** 01) Laura Brege 02) Michael Grey 03) Christopher Peetz	For
2. To ratify the selection by the Audit Committee of the Board of Directors of Ernst & Young LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2022.	For

NOTE: To conduct any other business properly brought before the Annual Meeting.

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D79193-P73491